Putnam VT Research Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value
Aerospace and defense (2.5%)
Boeing Co. (The)	583	$221,814
General Dynamics Corp.	1,158	211,601
Northrop Grumman Corp.	507	190,019
Raytheon Co.	946	185,596
TransDigm Group, Inc.	215	111,944
United Technologies Corp.	1,521	207,647

		1,128,621
Air freight and logistics (0.1%)
FedEx Corp.	395	57,500

		57,500
Airlines (0.3%)
Air Canada (Canada)(NON)	3,650	119,045

		119,045
Automobiles (1.2%)
General Motors Co.	14,297	535,852

		535,852
Banks (6.0%)
Bank of America Corp.	30,894	901,178
Citigroup, Inc.	10,410	719,123
JPMorgan Chase & Co.	3,704	435,924
PNC Financial Services Group, Inc. (The)	2,920	409,267
Wells Fargo & Co.	4,934	248,871

		2,714,363
Beverages (2.2%)
Coca-Cola Co. (The)	14,775	804,351
PepsiCo, Inc.	1,292	177,133

		981,484
Biotechnology (2.3%)
AbbVie, Inc.	3,988	301,971
Amgen, Inc.	1,476	285,621
Biogen, Inc.(NON)	276	64,258
Gilead Sciences, Inc.	1,611	102,105
Medicines Co. (The)(NON)	2,864	143,200
Vertex Pharmaceuticals, Inc.(NON)	785	132,995

		1,030,150
Building products (1.0%)
Fortune Brands Home & Security, Inc.	5,320	291,004
Johnson Controls International PLC	4,109	180,344

		471,348
Capital markets (4.0%)
Apollo Global Management, Inc.	4,264	161,264
BlackRock, Inc.	526	234,407
E*Trade Financial Corp.	5,929	259,038
EQT AB (Sweden)(NON)	2,262	20,099
Goldman Sachs Group, Inc. (The)	2,329	482,639
Intercontinental Exchange, Inc.	2,253	207,884
KKR & Co., Inc. Class A	7,403	198,771
Raymond James Financial, Inc.	2,888	238,144

		1,802,246
Chemicals (1.8%)
Dow, Inc.	2,461	117,267
DuPont de Nemours, Inc.	1,130	80,580
Ecolab, Inc.	446	88,326
Linde PLC	1,171	226,846
Sherwin-Williams Co. (The)	579	318,375

		831,394
Commercial services and supplies (0.2%)
Waste Connections, Inc.	870	80,040

		80,040
Communications equipment (0.2%)
Cisco Systems, Inc.	1,393	68,828

		68,828
Construction materials (0.2%)
Summit Materials, Inc. Class A(NON)	3,086	68,509

		68,509
Consumer finance (0.1%)
Oportun Financial Corp. (acquired various dates between 2/6/15 and 9/17/19, cost $128,275) (Private)(NON)(F)(RES)	4,486	65,487

		65,487
Containers and packaging (0.6%)
Avery Dennison Corp.	565	64,167
Ball Corp.	1,669	121,520
Packaging Corp. of America	586	62,175

		247,862
Diversified telecommunication services (0.8%)
AT&T, Inc.	9,804	370,983

		370,983
Electric utilities (3.2%)
American Electric Power Co., Inc.	4,871	456,364
Duke Energy Corp.	2,013	192,966
Edison International	1,620	122,180
Exelon Corp.	7,426	358,750
NextEra Energy, Inc.	1,306	304,285

		1,434,545
Electrical equipment (0.8%)
Eaton Corp. PLC	4,444	369,519

		369,519
Entertainment (4.0%)
Activision Blizzard, Inc.	12,154	643,190
DouYu International Holdings, Ltd. ADR (China)(NON)	15,303	125,332
NetEase, Inc. ADR (China)	978	260,324
Netflix, Inc.(NON)	1,493	399,557
Walt Disney Co. (The)	2,921	380,665

		1,809,068
Equity real estate investment trusts (REITs) (1.7%)
Gaming and Leisure Properties, Inc.	10,566	404,044
SBA Communications Corp.	1,579	380,776

		784,820
Food and staples retail (2.0%)
BJ's Wholesale Club Holdings, Inc.(NON)	3,629	93,882
Costco Wholesale Corp.	730	210,320
Walmart, Inc.	5,189	615,831

		920,033
Food products (1.5%)
Archer-Daniels-Midland Co.	1,011	41,522
Hershey Co. (The)	1,476	228,765
Kellogg Co.	998	64,221
McCormick & Co., Inc. (non-voting shares)	1,178	184,121
Tyson Foods, Inc. Class A	1,875	161,513

		680,142
Health-care equipment and supplies (3.5%)
Abbott Laboratories	3,496	292,510
Baxter International, Inc.	1,885	164,881
Becton Dickinson and Co.	740	187,190
Boston Scientific Corp.(NON)	4,850	197,347
Cooper Cos., Inc. (The)	347	103,059
Danaher Corp.	2,147	310,091
Edwards Lifesciences Corp.(NON)	665	146,240
Medtronic PLC	1,772	192,475

		1,593,793
Health-care providers and services (2.3%)
Cigna Corp.	3,376	512,443
CVS Health Corp.	1,636	103,183
McKesson Corp.	740	101,128
UnitedHealth Group, Inc.	1,552	337,281

		1,054,035
Hotels, restaurants, and leisure (2.2%)
Aramark	2,134	93,000
Chipotle Mexican Grill, Inc.(NON)	275	231,129
Hilton Worldwide Holdings, Inc.	2,828	263,315
Wynn Resorts, Ltd.	1,805	196,240
Yum China Holdings, Inc. (China)	4,768	216,610

		1,000,294
Household products (2.1%)
Procter & Gamble Co. (The)	7,638	950,014

		950,014
Independent power and renewable electricity producers (0.8%)
NRG Energy, Inc.	9,568	378,893

		378,893
Industrial conglomerates (1.9%)
3M Co.	658	108,175
General Electric Co.	14,045	125,562
Honeywell International, Inc.	2,897	490,172
Roper Technologies, Inc.	392	139,787

		863,696
Insurance (3.3%)
American International Group, Inc.	8,965	499,351
Assured Guaranty, Ltd.	12,516	556,461
AXA SA (France)	3,148	80,392
Prudential PLC (United Kingdom)	20,691	375,249

		1,511,453
Interactive media and services (5.4%)
Alphabet, Inc. Class A(NON)	1,278	1,560,617
Facebook, Inc. Class A(NON)	4,973	885,592

		2,446,209
Internet and direct marketing retail (3.9%)
Amazon.com, Inc.(NON)	804	1,395,672
Booking Holdings, Inc.(NON)	189	370,933

		1,766,605
IT Services (4.9%)
Fidelity National Information Services, Inc.	4,751	630,743
Fiserv, Inc.(NON)	3,794	393,020
Mastercard, Inc. Class A	2,128	577,901
Visa, Inc. Class A(S)	3,644	626,804

		2,228,468
Life sciences tools and services (0.9%)
Illumina, Inc.(NON)	525	159,716
Thermo Fisher Scientific, Inc.	807	235,055

		394,771
Machinery (0.7%)
Deere & Co.	825	139,161
Stanley Black & Decker, Inc.	1,105	159,573

		298,734
Media (1.0%)
Charter Communications, Inc. Class A(NON)	1,104	454,980

		454,980
Metals and mining (0.9%)
Anglo American PLC (United Kingdom)	6,617	152,240
Freeport-McMoRan, Inc. (Indonesia)	24,575	235,183

		387,423
Multi-utilities (0.4%)
Ameren Corp.	2,369	189,638

		189,638
Oil, gas, and consumable fuels (4.2%)
BP PLC (United Kingdom)	91,446	579,952
Cairn Energy PLC (United Kingdom)(NON)	50,923	120,153
Cenovus Energy, Inc. (Canada)	60,289	565,643
Encana Corp. (Canada)	28,870	132,272
Enterprise Products Partners LP	12,919	369,225
Kosmos energy, Ltd.	19,976	124,650

		1,891,895
Pharmaceuticals (4.2%)
Allergan PLC	701	117,971
Bristol-Myers Squibb Co.	2,299	116,582
Eli Lilly & Co.	1,680	187,874
Johnson & Johnson	3,845	497,466
Merck & Co., Inc.	6,281	528,735
Pfizer, Inc.	8,385	301,273
Zoetis, Inc.	1,280	159,475

		1,909,376
Professional services (0.2%)
CoStar Group, Inc.(NON)	156	92,539

		92,539
Road and rail (1.2%)
Norfolk Southern Corp.	1,055	189,541
Union Pacific Corp.	2,086	337,890

		527,431
Semiconductors and semiconductor equipment (3.4%)
NXP Semiconductors NV	5,831	636,279
ON Semiconductor Corp.(NON)	19,804	380,435
Texas Instruments, Inc.	3,890	502,744

		1,519,458
Software (6.9%)
Adobe, Inc.(NON)	1,633	451,116
Dassault Systemes SA (France)	1,544	220,037
Microsoft Corp.	14,821	2,060,565
Salesforce.com, Inc.(NON)	2,621	389,061

		3,120,779
Specialty retail (3.1%)
Advance Auto Parts, Inc.	502	83,031
Burlington Stores, Inc.(NON)	312	62,344
CarMax, Inc.(NON)	2,177	191,576
Home Depot, Inc. (The)	3,637	843,857
TJX Cos., Inc. (The)	3,146	175,358
Ulta Beauty, Inc.(NON)	183	45,869

		1,402,035
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	5,421	1,214,141

		1,214,141
Textiles, apparel, and luxury goods (0.9%)
Levi Strauss & Co. Class A(NON)(S)	5,650	107,576
NIKE, Inc. Class B	3,119	292,936

		400,512
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	1,128	140,594
Yellow Cake PLC 144A (United Kingdom)(NON)	49,412	120,901

		261,495

Total common stocks (cost $38,540,669)		$44,430,506

SHORT-TERM INVESTMENTS (2.8%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	Shares	357,000	$357,000
Putnam Short Term Investment Fund 2.05%(AFF)	Shares	854,520	854,520
U.S. Treasury Bills 2.030%, 10/10/19(SEG)		$21,000	20,991
U.S. Treasury Bills 2.027%, 11/21/19(SEG)		25,000	24,936

Total short-term investments (cost $1,257,439)			$1,257,447
TOTAL INVESTMENTS

Total investments (cost $39,798,108)			$45,687,953

	FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $2,788,191) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	10/16/19	$128,727	$130,197	$1,470
	Barclays Bank PLC
		British Pound	Sell	12/18/19	432,326	428,795	(3,531)
	Citibank, N.A.
		Euro	Sell	12/18/19	223,345	225,105	1,760
	Goldman Sachs International
		British Pound	Sell	12/18/19	387,058	383,941	(3,117)
		Canadian Dollar	Sell	10/16/19	1,736	1,757	21
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	11/20/19	450,051	460,798	10,747
	JPMorgan Chase Bank N.A.
		British Pound	Sell	12/18/19	320,575	318,016	(2,559)
		Canadian Dollar	Sell	10/16/19	699,272	707,300	8,028
		Chinese Yuan (Offshore)	Sell	11/20/19	127,667	130,800	3,133
		Norwegian Krone	Buy	12/18/19	1,112	1,116	(4)
	State Street Bank and Trust Co.
		Israeli Shekel	Buy	10/16/19	374	366	8

	Unrealized appreciation						25,167

	Unrealized (depreciation)						(9,211)

	Total						$15,956
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	5	$744,185	$744,625	Dec-19	$(8,835)

Unrealized appreciation					—

Unrealized (depreciation)					(8,835)

Total					$(8,835)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$622,145	$598,657	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$23,788

Upfront premium received		—	Unrealized appreciation			23,788

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$23,788

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $45,178,875.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $65,487, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,366,675	$5,389,795	$6,399,470	$12,748	$357,000
	Putnam Short Term Investment Fund**	601,065	5,739,443	5,485,988	8,511	854,520

	Total Short-term investments	$1,967,740	$11,129,238	$11,885,458	$21,259	$1,211,520
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $357,000, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $345,859.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $38,926.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $4,485 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $3,531 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$5,081,240	$—	$—
Consumer discretionary	5,105,298	—	—
Consumer staples	3,531,673	—	—
Energy	1,891,895	—	—
Financials	6,028,062	—	65,487
Health care	5,982,125	—	—
Industrials	4,269,968	—	—
Information technology	8,151,674	—	—
Materials	1,535,188	—	—
Real estate	784,820	—	—
Utilities	2,003,076	—	—

Total common stocks	44,365,019	—	65,487
Short-term investments	854,520	402,927	—

Totals by level	$45,219,539	$402,927	$65,487
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$15,956	$—
Futures contracts	(8,835)	—	—
Total return swap contracts	—	23,788	—

Totals by level	$(8,835)	$39,744	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	3
Forward currency contracts (contract amount)	$3,200,000
OTC total return swap contracts (notional)	$600,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com